UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2010

SUPPORT.COM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30901	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1900 Seaport Blvd., Third Floor, Redwood City, CA

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 556-9440

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 28, 2010, Support.com, Inc. issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for the third quarter of 2010.

The information contained in this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference to any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

The press release contains statements that the Company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in the press release including, without limitation, statements regarding the Company’s future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, plans and objectives of management for future operations, and compliance with credit agreement covenants are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan,” or the negative thereof or variations thereon or similar terminology. The Company cannot provide any assurance that such expectations will prove to have been correct. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the Securities and Exchange Commission.

Item 3.02.	Unregistered Sales of Equity Securities.

On October 25, 2010, Support.com, Inc. entered into a Support Services Agreement (the “Customer Agreement”) with Comcast Cable Communications Management, LLC (“Comcast”), under which Support.com will provide technology support services to customers of Comcast in exchange for fees. In connection with the Customer Agreement, Support.com and Comcast entered into a Warrant Agreement, under which Support.com agreed to issue to Comcast warrants to purchase up to 975,000 shares of Support.com common stock in the future in the event that Comcast meets specified sales milestones under the Customer Agreement.

Specifically, Support.com has agreed to issue warrants to Comcast as follows:

•

Support.com will issue to Comcast a Warrant to purchase one hundred sixty-six thousand (166,000) shares effective on the last day of the first calendar quarter, if any, in which both cumulative services revenue from Comcast is at least $25,000,000 and services revenue for that quarter is greater than $10,000,000 (the “First Warrant”); the right to receive the First Warrant will expire if the performance milestones are not reached by June 30, 2012;

•

Support.com will issue to Comcast a Warrant to purchase three hundred twenty-four thousand (324,000) shares effective on the last day of the first calendar quarter, if any, in which both cumulative services revenue from Comcast is at least $75,000,000 and services revenue for that quarter is greater than $15,000,000 (the “Second Warrant”); the right to receive the Second Warrant will expire if the performance milestones are not reached by September 30, 2013; and

•

Support.com will issue to Comcast a Warrant to purchase hundred eighty-five thousand (485,000) shares effective on the last day of the first calendar quarter, if any, in which both cumulative services revenue from Comcast is at least $150,000,000 and services revenue for that quarter is greater than $25,000,000 (the “Third Warrant”) the right to receive the Third Warrant will expire if the performance milestones are not reached by December 31, 2014.

Each warrant, if issued, will have an exercise price per share of $ 4.9498 and a term of three years from issuance. In general, the rights to earn warrants will terminate upon termination of the Customer Agreement, provided that in some circumstances Support.com will be required to issue warrants for a lesser number of shares than indicated above if the Customer Agreement is terminated or upon an acquisition of Support.com. Support.com has also granted Comcast limited registration rights for the warrant shares but only in connection with a registration initiated by Support.com. Comcast has agreed that on any one day, it will not sell or otherwise dispose of warrant shares that would represent more than 20% of Support.com’s average daily trading volume for the 30 trading days immediately preceding such sale.

Because Support.com agreed to issue the warrants in connection with a customer arrangement, upon any issuance of a warrant Support.com will be required to reduce its reported revenues for the quarter in which the warrant is earned by the accounting value of the warrant. Support.com cannot predict the amount of such charges at this time because such amount will depend, in part, on the value of Support.com’s common stock at the time each warrant is earned, the volatility of Support.com’s common stock at such time, and other factors that are not determinable at this time. In accordance with GAAP, the Company will not accrue any charges related to these warrants until the warrants are earned.

To the extent any warrants are issued, the Customer Agreement and Warrant Agreement provide for Comcast to represent and warrant, and Support.com therefore believes, that any issuance will be exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereunder.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1*	Press Release dated October 28, 2010

*	The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference to any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2010

SUPPORT.COM, INC.

By:	/S/ SHELLY SCHAFFER
Name:	Shelly Schaffer
Title:	Executive Vice President and Chief Financial Officer

Exhibit No.	Description

99.1*	Press Release dated October 28, 2010

*	The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference to any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.